EXHIBIT 99.3

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
ANALYSIS OF REVENUES AND DRILLING COSTS

(Unaudited)

	FOR THE THREE MONTHS ENDED
	SEPTEMBER 30, 2008

		CONTRACT
		DRILLING
	REVENUES	COSTS
	(In Millions)

ATWOOD EAGLE	$35.1 .	$11.8
ATWOOD SOUTHERN CROSS	34.8	8.7
ATWOOD FALCON	28.0	6.5
ATWOOD HUNTER	22.2	7.0
VICKSBURG	14.1	4.5
ATWOOD BEACON	12.3	4.9
SEAHAWK	8.0	6.1
RICHMOND	6.2	3.8
OTHER	--	3.1
	160.7	56.4

	FOR THE TWELVE MONTHS ENDED
	SEPTEMBER 30, 2008

		CONTRACT
		DRILLING
	REVENUES	COSTS
	(In Millions)

ATWOOD SOUTHERN CROSS	$117.6	$33.1
ATWOOD HUNTER	89.9	28.9
ATWOOD EAGLE	88.4	44.5
ATWOOD FALCON	79.0	24.6
VICKSBURG	56.7	18.6
ATWOOD BEACON	46.8	19.2
SEAHAWK	32.1	30.1
RICHMOND	16.1	12.1
OTHER	--	5.3
	526.6	216.4